                               DIRECTOR'S
                            POWER OF ATTORNEY
                            -----------------


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Maria B. Campbell, William H. Caughran, Jr., or Carl L. Gorday and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statement on Form S-8 to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the registration of additional securities to be offered pursuant to the AmSouth Bancorporation 1989 Long Term Incentive Compensation Plan, the AmSouth Bancorporation Employee Stock Purchase Plan and the AmSouth Bancorporation Thrift Plan, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he or she may lawfully do in the premises or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of December, 1993.

WITNESS:


/s/ ANDREW W. LOVEMAN           /s/ HERBERT A. SKLENAR
- ---------------------------     ----------------------------------
                                HERBERT A. SKLENAR

                               DIRECTOR'S
                            POWER OF ATTORNEY
                            -----------------


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Maria B. Campbell, William H. Caughran, Jr., or Carl L. Gorday and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statement on Form S-8 to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the registration of additional securities to be offered pursuant to the AmSouth Bancorporation 1989 Long Term Incentive Compensation Plan, the AmSouth Bancorporation Employee Stock Purchase Plan and the AmSouth Bancorporation Thrift Plan, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he or she may lawfully do in the premises or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of December, 1993.

WITNESS:


/s/ ANDREW W. LOVEMAN           /s/ W.A. WILLIAMSON, JR.
- ---------------------------     ----------------------------------
                                W.A. WILLIAMSON, JR.

                               DIRECTOR'S
                            POWER OF ATTORNEY
                            -----------------


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Maria B. Campbell, William H. Caughran, Jr., or Carl L. Gorday and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statement on Form S-8 to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the registration of additional securities to be offered pursuant to the AmSouth Bancorporation 1989 Long Term Incentive Compensation Plan, the AmSouth Bancorporation Employee Stock Purchase Plan and the AmSouth Bancorporation Thrift Plan, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he or she may lawfully do in the premises or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of December, 1993.

WITNESS:


/s/ ANDREW W. LOVEMAN           /s/ SPENCER H. WRIGHT
- ---------------------------     ----------------------------------
                                SPENCER H. WRIGHT

                                OFFICER'S
                            POWER OF ATTORNEY
                            -----------------


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Officer of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Maria B. Campbell, William H. Caughran, Jr., or Carl L. Gorday and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statement on Form S-8 to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the registration of additional securities to be offered pursuant to the AmSouth Bancorporation 1989 Long Term Incentive Compensation Plan, the AmSouth Bancorporation Employee Stock Purchase Plan and the AmSouth Bancorporation Thrift Plan, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he or she may lawfully do in the premises or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of December, 1993.

WITNESS:


/s/ ANDREW W. LOVEMAN           /s/ M. LIST UNDERWOOD, JR.
- ---------------------------     -----------------------------------
                                M. LIST UNDERWOOD, JR.

                               DIRECTOR'S
                            POWER OF ATTORNEY
                            -----------------


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Maria B. Campbell, William H. Caughran, Jr., or Carl L. Gorday and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statement on Form S-8 to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the registration of additional securities to be offered pursuant to the AmSouth Bancorporation 1989 Long Term Incentive Compensation Plan, the AmSouth Bancorporation Employee Stock Purchase Plan and the AmSouth Bancorporation Thrift Plan, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he or she may lawfully do in the premises or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of December, 1993.

WITNESS:


/s/ ANDREW W. LOVEMAN           /s/ WILLIAM J. CABANISS, JR.
- ---------------------------     ----------------------------------
                                WILLIAM J. CABANISS, JR.

                               DIRECTOR'S
                            POWER OF ATTORNEY
                            -----------------


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Maria B. Campbell, William H. Caughran, Jr., or Carl L. Gorday and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statement on Form S-8 to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the registration of additional securities to be offered pursuant to the AmSouth Bancorporation 1989 Long Term Incentive Compensation Plan, the AmSouth Bancorporation Employee Stock Purchase Plan and the AmSouth Bancorporation Thrift Plan, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he or she may lawfully do in the premises or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of December, 1993.

WITNESS:


/s/ ANDREW W. LOVEMAN           /s/ JOSEPH M. FARLEY
- ---------------------------     ----------------------------------
                                JOSEPH M. FARLEY

                               DIRECTOR'S
                            POWER OF ATTORNEY
                            -----------------


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Maria B. Campbell, William H. Caughran, Jr., or Carl L. Gorday and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statement on Form S-8 to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the registration of additional securities to be offered pursuant to the AmSouth Bancorporation 1989 Long Term Incentive Compensation Plan, the AmSouth Bancorporation Employee Stock Purchase Plan and the AmSouth Bancorporation Thrift Plan, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he or she may lawfully do in the premises or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of December, 1993.

WITNESS:


/s/ ANDREW W. LOVEMAN           /s/ M. MILLER GORRIE
- ---------------------------     ----------------------------------
                                M. MILLER GORRIE

                               DIRECTOR'S
                            POWER OF ATTORNEY
                            -----------------


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Maria B. Campbell, William H. Caughran, Jr., or Carl L. Gorday and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statement on Form S-8 to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the registration of additional securities to be offered pursuant to the AmSouth Bancorporation 1989 Long Term Incentive Compensation Plan, the AmSouth Bancorporation Employee Stock Purchase Plan and the AmSouth Bancorporation Thrift Plan, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he or she may lawfully do in the premises or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of December, 1993.

WITNESS:


/s/ ARTHUR R. OUTLAW            /s/ ROBERT A. GUTHANS
- ---------------------------     ----------------------------------
                                ROBERT A. GUTHANS

                               DIRECTOR'S
                            POWER OF ATTORNEY
                            -----------------


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Maria B. Campbell, William H. Caughran, Jr., or Carl L. Gorday and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statement on Form S-8 to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the registration of additional securities to be offered pursuant to the AmSouth Bancorporation 1989 Long Term Incentive Compensation Plan, the AmSouth Bancorporation Employee Stock Purchase Plan and the AmSouth Bancorporation Thrift Plan, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he or she may lawfully do in the premises or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of December, 1993.

WITNESS:


/s/ ANDREW W. LOVEMAN           /s/ ELMER B. HARRIS
- ---------------------------     ----------------------------------
                                ELMER B. HARRIS

                               DIRECTOR'S
                            POWER OF ATTORNEY
                            -----------------


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Maria B. Campbell, William H. Caughran, Jr., or Carl L. Gorday and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statement on Form S-8 to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the registration of additional securities to be offered pursuant to the AmSouth Bancorporation 1989 Long Term Incentive Compensation Plan, the AmSouth Bancorporation Employee Stock Purchase Plan and the AmSouth Bancorporation Thrift Plan, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he or she may lawfully do in the premises or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of December, 1993.

WITNESS:


/s/ ANDREW W. LOVEMAN           /s/ JAMES I. HARRISON, JR.
- --------------------------      --------------------------------
                                JAMES I. HARRISON, JR.

                               DIRECTOR'S
                            POWER OF ATTORNEY
                            -----------------


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Maria B. Campbell, William H. Caughran, Jr., or Carl L. Gorday and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statement on Form S-8 to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the registration of additional securities to be offered pursuant to the AmSouth Bancorporation 1989 Long Term Incentive Compensation Plan, the AmSouth Bancorporation Employee Stock Purchase Plan and the AmSouth Bancorporation Thrift Plan, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he or she may lawfully do in the premises or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of December, 1993.

WITNESS:


/s/ ARTHUR R. OUTLAW            /s/ DONALD E. HESS
- ----------------------------    ---------------------------------
                                DONALD E. HESS

                            POWER OF ATTORNEY
                            -----------------


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Maria B. Campbell, William H. Caughran, Jr., or Carl L. Gorday and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statement on Form S-8 to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the registration of additional securities to be offered pursuant to the AmSouth Bancorporation 1989 Long Term Incentive Compensation Plan, the AmSouth Bancorporation Employee Stock Purchase Plan and the AmSouth Bancorporation Thrift Plan, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he or she may lawfully do in the premises or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of December, 1993.

WITNESS:


/s/ ANDREW W. LOVEMAN           /s/ HUGH B. JACKS
- ---------------------------     ----------------------------------
                                HUGH B. JACKS

                               DIRECTOR'S
                            POWER OF ATTORNEY
                            -----------------


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Maria B. Campbell, William H. Caughran, Jr., or Carl L. Gorday and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statement on Form S-8 to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the registration of additional securities to be offered pursuant to the AmSouth Bancorporation 1989 Long Term Incentive Compensation Plan, the AmSouth Bancorporation Employee Stock Purchase Plan and the AmSouth Bancorporation Thrift Plan, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he or she may lawfully do in the premises or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of December, 1993.

WITNESS:


/s/ ANDREW W. LOVEMAN           /s/ RONALD L. KUEHN, JR.
- ---------------------------     ----------------------------------
                                RONALD L. KUEHN, JR.

                        DIRECTOR'S AND OFFICER'S
                            POWER OF ATTORNEY
                            -----------------


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and Officer of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Maria B. Campbell, William H. Caughran, Jr., or Carl L. Gorday and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statement on Form S-8 to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the registration of additional securities to be offered pursuant to the AmSouth Bancorporation 1989 Long Term Incentive Compensation Plan, the AmSouth Bancorporation Employee Stock Purchase Plan and the AmSouth Bancorporation Thrift Plan, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he or she may lawfully do in the premises or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of December, 1993.

WITNESS:


/s/ ANDREW W. LOVEMAN           /s/ JOHN W. WOODS
- ---------------------------     -----------------------------------
                                JOHN W. WOODS

                               DIRECTOR'S
                            POWER OF ATTORNEY
                            -----------------


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation ("Company"), by her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Maria B. Campbell, William H. Caughran, Jr., or Carl L. Gorday and any of them, her true and lawful attorney-in-fact and agent, for her and in her name, place and stead, to execute and sign the Registration Statement on Form S-8 to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the registration of additional securities to be offered pursuant to the AmSouth Bancorporation 1989 Long Term Incentive Compensation Plan, the AmSouth Bancorporation Employee Stock Purchase Plan and the AmSouth Bancorporation Thrift Plan, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he or she may lawfully do in the premises or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 16th day of December, 1993.

WITNESS:


/s/ ANDREW W. LOVEMAN           /s/ MRS. H. TAYLOR MORRISSETTE
- ---------------------------     ------------------------------------
                                MRS. H. TAYLOR MORRISSETTE

                        DIRECTOR'S AND OFFICER'S
                            POWER OF ATTORNEY
                            -----------------


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and Officer of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Maria B. Campbell, William H. Caughran, Jr., or Carl L. Gorday and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statement on Form S-8 to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the registration of additional securities to be offered pursuant to the AmSouth Bancorporation 1989 Long Term Incentive Compensation Plan, the AmSouth Bancorporation Employee Stock Purchase Plan and the AmSouth Bancorporation Thrift Plan, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he or she may lawfully do in the premises or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of December, 1993.

WITNESS:


/s/ ANDREW W. LOVEMAN           /s/ C. STANLEY BAILEY
- ---------------------------     ----------------------------------
                                C. STANLEY BAILEY

                        DIRECTOR'S AND OFFICER'S
                            POWER OF ATTORNEY
                            -----------------


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and Officer of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Maria B. Campbell, William H. Caughran, Jr., or Carl L. Gorday and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statement on Form S-8 to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the registration of additional securities to be offered pursuant to the AmSouth Bancorporation 1989 Long Term Incentive Compensation Plan, the AmSouth Bancorporation Employee Stock Purchase Plan and the AmSouth Bancorporation Thrift Plan, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he or she may lawfully do in the premises or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of December, 1993.

WITNESS:


/s/ ANDREW W. LOVEMAN           /s/ C. DOWD RITTER
- ---------------------------     ----------------------------------
                                C. DOWD RITTER

                                OFFICER'S
                            POWER OF ATTORNEY
                            -----------------


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Officer of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Maria B. Campbell, William H. Caughran, Jr., or Carl L. Gorday and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statement on Form S-8 to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the registration of additional securities to be offered pursuant to the AmSouth Bancorporation 1989 Long Term Incentive Compensation Plan, the AmSouth Bancorporation Employee Stock Purchase Plan and the AmSouth Bancorporation Thrift Plan, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he or she may lawfully do in the premises or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of December, 1993.

WITNESS:


/s/ ANDREW W. LOVEMAN           /s/ RICKY W. THOMAS
- --------------------------      ----------------------------------
                                RICKY W. THOMAS

                               DIRECTOR'S
                            POWER OF ATTORNEY
                            -----------------


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Maria B. Campbell, William H. Caughran, Jr., or Carl L. Gorday and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statement on Form S-8 to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the registration of additional securities to be offered pursuant to the AmSouth Bancorporation 1989 Long Term Incentive Compensation Plan, the AmSouth Bancorporation Employee Stock Purchase Plan and the AmSouth Bancorporation Thrift Plan, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he or she may lawfully do in the premises or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of December, 1993.

WITNESS:


/s/ ANDREW W. LOVEMAN           /s/ GEORGE W. BARBER, JR.
- ---------------------------     ----------------------------------
                                GEORGE W. BARBER, JR.

                               DIRECTOR'S
                            POWER OF ATTORNEY
                            -----------------


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Maria B. Campbell, William H. Caughran, Jr., or Carl L. Gorday and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statement on Form S-8 to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the registration of additional securities to be offered pursuant to the AmSouth Bancorporation 1989 Long Term Incentive Compensation Plan, the AmSouth Bancorporation Employee Stock Purchase Plan and the AmSouth Bancorporation Thrift Plan, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he or she may lawfully do in the premises or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of December, 1993.

WITNESS:


/s/ ANDREW W. LOVEMAN           /s/ WILLIAM D. BIGGS
- ---------------------------     ----------------------------------
                                WILLIAM D. BIGGS

                               DIRECTOR'S
                            POWER OF ATTORNEY
                            -----------------


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Maria B. Campbell, William H. Caughran, Jr., or Carl L. Gorday and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statement on Form S-8 to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the registration of additional securities to be offered pursuant to the AmSouth Bancorporation 1989 Long Term Incentive Compensation Plan, the AmSouth Bancorporation Employee Stock Purchase Plan and the AmSouth Bancorporation Thrift Plan, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he or she may lawfully do in the premises or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of December, 1993.

WITNESS:


/s/ SPENCER H. WRIGHT           /s/ BARNEY B. BURKS, JR.
- ---------------------------     ----------------------------------
                                BARNEY B. BURKS, JR.

                               DIRECTOR'S
                            POWER OF ATTORNEY
                            -----------------


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Maria B. Campbell, William H. Caughran, Jr., or Carl L. Gorday and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statement on Form S-8 to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the registration of additional securities to be offered pursuant to the AmSouth Bancorporation 1989 Long Term Incentive Compensation Plan, the AmSouth Bancorporation Employee Stock Purchase Plan and the AmSouth Bancorporation Thrift Plan, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he or she may lawfully do in the premises or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of December, 1993.

WITNESS:


/s/ BARNEY B. BURKS, JR.        /s/ E. ROBERTS LEATHERBURY
- ---------------------------     ---------------------------------
                                E. ROBERTS LEATHERBURY

                               DIRECTOR'S
                            POWER OF ATTORNEY
                            -----------------


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Maria B. Campbell, William H. Caughran, Jr., or Carl L. Gorday and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statement on Form S-8 to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the registration of additional securities to be offered pursuant to the AmSouth Bancorporation 1989 Long Term Incentive Compensation Plan, the AmSouth Bancorporation Employee Stock Purchase Plan and the AmSouth Bancorporation Thrift Plan, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he or she may lawfully do in the premises or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of December, 1993.

WITNESS:


/s/ ANDREW W. LOVEMAN           /s/ CLAUDE B. NIELSEN
- ---------------------------     ----------------------------------
                                CLAUDE B. NIELSEN

                               DIRECTOR'S
                            POWER OF ATTORNEY
                            -----------------


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Maria B. Campbell, William H. Caughran, Jr., or Carl L. Gorday and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statement on Form S-8 to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the registration of additional securities to be offered pursuant to the AmSouth Bancorporation 1989 Long Term Incentive Compensation Plan, the AmSouth Bancorporation Employee Stock Purchase Plan and the AmSouth Bancorporation Thrift Plan, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he or she may lawfully do in the premises or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of December, 1993.

WITNESS:


/s/ ROBERT A. GUTHANS           /s/ ARTHUR R. OUTLAW
- ---------------------------     ----------------------------------
                                ARTHUR R. OUTLAW

                               DIRECTOR'S
                            POWER OF ATTORNEY
                            -----------------


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Maria B. Campbell, William H. Caughran, Jr., or Carl L. Gorday and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statement on Form S-8 to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the registration of additional securities to be offered pursuant to the AmSouth Bancorporation 1989 Long Term Incentive Compensation Plan, the AmSouth Bancorporation Employee Stock Purchase Plan and the AmSouth Bancorporation Thrift Plan, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he or she may lawfully do in the premises or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of December, 1993.


WITNESS:


/s/ ANDREW W. LOVEMAN           /s/ Z. CARTTER PATTEN, III
- ---------------------------     ----------------------------------
                                Z. CARTTER PATTEN, III

                               DIRECTOR'S
                            POWER OF ATTORNEY
                            -----------------


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Maria B. Campbell, William H. Caughran, Jr., or Carl L. Gorday and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statement on Form S-8 to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the registration of additional securities to be offered pursuant to the AmSouth Bancorporation 1989 Long Term Incentive Compensation Plan, the AmSouth Bancorporation Employee Stock Purchase Plan and the AmSouth Bancorporation Thrift Plan, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he or she may lawfully do in the premises or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of December, 1993.

WITNESS:


/s/ ANDREW W. LOVEMAN           /s/ BENJAMIN F. PAYTON
- ---------------------           -------------------------------
                                BENJAMIN F. PAYTON

                               DIRECTOR'S
                            POWER OF ATTORNEY
                            -----------------


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Maria B. Campbell, William H. Caughran, Jr., or Carl L. Gorday and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statement on Form S-8 to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the registration of additional securities to be offered pursuant to the AmSouth Bancorporation 1989 Long Term Incentive Compensation Plan, the AmSouth Bancorporation Employee Stock Purchase Plan and the AmSouth Bancorporation Thrift Plan, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he or she may lawfully do in the premises or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of December, 1993.

WITNESS:


/s/ ANDREW W. LOVEMAN           /s/ B. PHIL RICHARDSON
- ---------------------------     ----------------------------------
                                B. PHIL RICHARDSON

                               DIRECTOR'S
                            POWER OF ATTORNEY
                            -----------------


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Maria B. Campbell, William H. Caughran, Jr., or Carl L. Gorday and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Registration Statement on Form S-8 to be filed by the Company with respect to its securities with the Securities and Exchange Commission, pursuant to the provisions of the Securities Act of 1933 in connection with the registration of additional securities to be offered pursuant to the AmSouth Bancorporation 1989 Long Term Incentive Compensation Plan, the AmSouth Bancorporation Employee Stock Purchase Plan and the AmSouth Bancorporation Thrift Plan, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission and any state securities commissions, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he or she may lawfully do in the premises or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of December, 1993.

WITNESS:


/s/ SPENCER H. WRIGHT           /s/ WILLIAM J. RUSHTON, III
- ---------------------------     ----------------------------------
                                WILLIAM J. RUSHTON, III